EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
September 30, 2025

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2024 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2025	2024	Change	2025	2024	Change
Underwriting results:
Gross premiums written	$5,410	$5,440	(0.6)%	$18,069	$16,755	7.8%
Net premiums written	3,964	4,047	(2.1)%	12,827	11,913	7.7%
Net premiums earned	4,285	3,970	7.9%	12,810	10,957	16.9%
Underwriting income (loss) (1)	871	538	61.9%	2,106	2,036	3.4%

Loss ratio	51.4%	60.5%	(9.1)	55.4%	54.4%	1.0
Acquisition expense ratio	18.4%	17.2%	1.2	18.5%	17.5%	1.0
Other operating expense ratio (2)	10.0%	8.9%	1.1	9.7%	9.7%	—
Combined ratio	79.8%	86.6%	(6.8)	83.6%	81.6%	2.0

Pre-tax net investment income	$408	$399	2.3%	$1,191	$1,090	9.3%
Per diluted share	$1.08	$1.04	3.8%	$3.14	$2.86	9.8%

Net income available to Arch common shareholders	$1,340	$978	37.0%	$3,131	$3,347	(6.5)%
Per diluted share	$3.56	$2.56	39.1%	$8.26	$8.78	(5.9)%

After-tax operating income available to Arch common shareholders (1)	$1,042	$762	36.7%	$2,608	$2,676	(2.5)%
Per diluted share	$2.77	$1.99	39.2%	$6.88	$7.02	(2.0)%

Comprehensive income (loss) available to Arch	$1,398	$1,598	(12.5)%	$3,881	$3,853	0.7%

Net cash provided by operating activities	$2,186	$2,018	8.3%	$4,768	$5,100	(6.5)%

Weighted average common shares and common share equivalents outstanding — diluted	376.1	382.3	(1.6)%	379.1	381.3	(0.6)%

Financial measures:
Change in book value per common share during period	5.3%	8.1%	(2.8)	17.3%	21.4%	(4.1)

Annualized net income return on average common equity	23.8%	19.0%	4.8	19.5%	22.9%	(3.4)
Annualized operating return on average common equity (1)	18.5%	14.8%	3.7	16.2%	18.3%	(2.1)

Total return on investments (3)	1.80%	3.97%	-217 bps	7.07%	6.20%	87 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Revenues
Net premiums earned	$4,285	$4,337	$4,188	$4,143	$3,970	$12,810	$10,957
Net investment income	408	405	378	405	399	1,191	1,090
Net realized gains (losses)	210	229	3	(161)	169	442	358
Other underwriting income (1)	50	62	53	6	5	165	20
Equity in net income of investments accounted for using the equity method	134	162	53	143	171	349	437
Other income (loss)	22	18	(2)	12	8	38	30
Total revenues	5,109	5,213	4,673	4,548	4,722	14,995	12,892

Expenses
Losses and loss adjustment expenses	(2,200)	(2,303)	(2,587)	(2,384)	(2,403)	(7,090)	(5,958)
Acquisition expenses	(786)	(824)	(764)	(730)	(681)	(2,374)	(1,921)
Other operating expenses	(478)	(454)	(473)	(410)	(353)	(1,405)	(1,062)
Corporate expenses	(49)	(47)	(60)	(57)	(49)	(156)	(143)
Amortization of intangible assets	(49)	(48)	(49)	(99)	(88)	(146)	(136)
Interest expense	(37)	(38)	(35)	(37)	(35)	(110)	(104)
Net foreign exchange gains (losses)	(7)	(88)	(27)	106	(63)	(122)	(31)
Total expenses	(3,606)	(3,802)	(3,995)	(3,611)	(3,672)	(11,403)	(9,355)

Income (loss) before income taxes and income (loss) from operating affiliates	1,503	1,411	678	937	1,050	3,592	3,537
Income tax (expense) benefit	(215)	(214)	(121)	(66)	(98)	(550)	(296)
Income (loss) from operating affiliates	62	40	17	64	36	119	136
Net income (loss) attributable to Arch	1,350	1,237	574	935	988	3,161	3,377
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Net income (loss) available to Arch common shareholders	$1,340	$1,227	$564	$925	$978	$3,131	$3,347

Comprehensive income (loss) available to Arch	$1,398	$1,597	$886	$415	$1,598	$3,881	$3,853

Net income (loss) per common share and common share equivalent
Basic	$3.63	$3.30	$1.51	$2.48	$2.62	$8.43	$8.99
Diluted	$3.56	$3.23	$1.48	$2.42	$2.56	$8.26	$8.78

Weighted average common shares and common share equivalents outstanding
Basic	369.0	372.2	372.9	373.3	373.2	371.4	372.3
Diluted	376.1	379.9	381.9	382.8	382.3	379.1	381.3

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Assets
Investments:
Fixed maturities available for sale, at fair value	$31,908	$30,332	$28,798	$27,035	$28,434
Short-term investments available for sale, at fair value	2,351	2,788	2,477	2,784	3,341
Equity securities, at fair value	1,805	1,715	1,618	1,675	1,623
Other investments	3,027	2,892	2,888	3,066	3,261
Investments accounted for using the equity method	6,232	6,566	6,340	5,980	5,244
Total investments	45,323	44,293	42,121	40,540	41,903
Cash	1,063	983	1,187	979	1,025
Accrued investment income	307	329	267	298	292
Investment in operating affiliates	1,417	1,356	1,305	1,240	1,236
Premiums receivable	6,450	7,067	6,607	5,634	6,364
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	9,070	9,044	8,969	8,260	7,948
Contractholder receivables	2,287	2,280	2,212	2,161	2,078
Ceded unearned premiums	3,079	3,229	2,895	2,428	2,935
Deferred acquisition costs	1,786	1,814	1,785	1,734	1,744
Receivable for securities sold	695	390	324	50	790
Goodwill and intangible assets	1,268	1,319	1,308	1,351	1,486
Other assets	6,440	6,684	6,196	6,231	5,855
Total assets	$79,185	$78,788	$75,176	$70,906	$73,656

Liabilities
Reserve for losses and loss adjustment expenses	$32,822	$32,089	$30,946	$29,369	$28,679
Unearned premiums	11,124	11,625	11,090	10,218	11,238
Reinsurance balances payable	2,638	2,841	2,661	2,137	2,586
Contractholder payables	2,293	2,286	2,218	2,165	2,082
Collateral held for insured obligations	239	225	245	249	268
Senior notes	2,728	2,728	2,728	2,728	2,727
Payable for securities purchased	335	728	578	181	967
Other liabilities	3,287	3,225	3,165	3,039	2,835
Total liabilities	55,466	55,747	53,631	50,086	51,382

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,682	2,660	2,588	2,510	2,465
Retained earnings	25,817	24,477	23,250	22,686	23,642
Accumulated other comprehensive income (loss), net of deferred income tax	—	(48)	(408)	(720)	(200)
Common shares held in treasury, at cost	(5,611)	(4,879)	(4,716)	(4,487)	(4,464)
Total shareholders’ equity	23,719	23,041	21,545	20,820	22,274
Total liabilities and shareholders’ equity	$79,185	$78,788	$75,176	$70,906	$73,656

Common shares and common share equivalents outstanding, net of treasury shares	367.3	375.4	375.6	376.4	376.2
Book value per common share (1)	$62.32	$59.17	$55.15	$53.11	$57.00
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,660	2,588	2,510	2,465	2,443	2,510	2,327
Amortization of share-based compensation	25	25	74	33	16	124	100
All other	(3)	47	4	12	6	48	38
Balance at end of period	2,682	2,660	2,588	2,510	2,465	2,682	2,465

Retained earnings
Balance at beginning of period	24,477	23,250	22,686	23,642	22,664	22,686	20,295
Net income	1,350	1,237	574	935	988	3,161	3,377
Common share dividends	—	—	—	(1,881)	—	—	—
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Balance at end of period	25,817	24,477	23,250	22,686	23,642	25,817	23,642

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(48)	(408)	(720)	(200)	(810)	(720)	(676)
Change in unrealized appreciation (decline) in value of available-for-sale investments	47	296	286	(442)	585	629	500
Change in foreign currency translation adjustments	1	64	26	(78)	25	91	(24)
Balance at end of period	—	(48)	(408)	(720)	(200)	—	(200)

Common shares held in treasury, at cost
Balance at beginning of period	(4,879)	(4,716)	(4,487)	(4,464)	(4,463)	(4,487)	(4,424)
Shares repurchased for treasury	(732)	(163)	(229)	(23)	(1)	(1,124)	(40)
Balance at end of period	(5,611)	(4,879)	(4,716)	(4,487)	(4,464)	(5,611)	(4,464)

Total shareholders’ equity	$23,719	$23,041	$21,545	$20,820	$22,274	$23,719	$22,274

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Operating Activities
Net income (loss)	$1,350	$1,237	$574	$935	$988	$3,161	$3,377
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(202)	(225)	(6)	176	(165)	(433)	(361)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(158)	(95)	(12)	(152)	(162)	(265)	(336)
Amortization of intangible assets	49	48	49	99	88	146	136
Share-based compensation	25	25	74	33	16	124	100
Changes in:
Reserve for losses and loss adjustment expenses, net	634	560	826	832	1,078	2,020	2,447
Unearned premiums, net	(321)	11	327	(324)	77	17	956
Premiums receivable	601	(352)	(942)	686	178	(693)	(1,504)
Deferred acquisition costs	14	33	(14)	(46)	(86)	33	(166)
Reinsurance balances payable	(207)	159	504	(410)	(27)	456	589
Deferred income tax assets, net	46	80	29	(96)	16	155	61
Other items, net	355	(357)	49	(160)	17	47	(199)
Net cash provided by operating activities	2,186	1,124	1,458	1,573	2,018	4,768	5,100
Investing Activities
Purchases of fixed maturity investments	(10,619)	(8,150)	(9,418)	(9,731)	(7,436)	(28,187)	(21,559)
Purchases of equity securities	(277)	(179)	(808)	(491)	(278)	(1,264)	(932)
Purchases of other investments	(513)	(535)	(697)	(1,587)	(529)	(1,745)	(1,898)
Proceeds from sales of fixed maturity investments	8,435	6,522	7,301	9,798	5,227	22,258	16,447
Proceeds from sales of equity securities	281	223	820	428	126	1,324	673
Proceeds from sales, redemptions and maturities of other investments	336	431	660	834	405	1,427	1,024
Proceeds from redemptions and maturities of fixed maturity investments	475	568	758	766	392	1,801	1,270
Net settlements of derivative instruments	35	147	93	(132)	115	275	127
Net (purchases) sales of short-term investments	478	(242)	294	549	(793)	530	(818)
Acquisitions, net of cash	—	—	—	—	852	—	852
Purchases of fixed assets	(12)	(12)	(9)	(13)	(12)	(33)	(38)
Other	(2)	(1)	(2)	(1)	(32)	(5)	(29)
Net cash provided by (used for) investing activities	(1,383)	(1,228)	(1,008)	420	(1,963)	(3,619)	(4,881)
Financing Activities
Purchases of common shares under share repurchase program	(732)	(163)	(196)	(24)	—	(1,091)	—
Proceeds from common shares issued, net	1	47	(28)	9	6	20	(2)
Common dividends paid	—	(2)	(5)	(1,866)	—	(7)	—
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Other	(2)	—	(2)	1	(3)	(4)	(3)
Net cash provided by (used for) financing activities	(743)	(128)	(241)	(1,890)	(7)	(1,112)	(35)
Effects of exchange rate changes on foreign currency cash and restricted cash	(14)	55	16	(55)	37	57	30
Increase (decrease) in cash and restricted cash	46	(177)	225	48	85	94	214
Cash and restricted cash, beginning of period	1,808	1,985	1,760	1,712	1,627	1,760	1,498
Cash and restricted cash, end of period	$1,854	$1,808	$1,985	$1,760	$1,712	$1,854	$1,712
Income taxes paid (received)	$166	$131	$18	$157	$76	$315	$221
Interest paid	$—	$64	$—	$64	$—	$64	$63

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	September 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,567	$2,515	$330	$5,410
Premiums ceded (1)	(614)	(778)	(56)	(1,446)
Net premiums written	1,953	1,737	274	3,964
Change in unearned premiums	16	278	27	321
Net premiums earned	1,969	2,015	301	4,285
Other underwriting income (2)	9	38	3	50
Losses and loss adjustment expenses	(1,162)	(1,040)	2	(2,200)
Acquisition expenses	(386)	(398)	(2)	(786)
Other operating expenses	(301)	(133)	(44)	(478)
Underwriting income (loss)	$129	$482	$260	871

Net investment income				408
Net realized gains (losses)				210
Equity in net income of investments accounted for using the equity method				134
Other income (loss)				22
Corporate expenses (3)				(28)
Transaction costs and other (3)				(21)
Amortization of intangible assets				(49)
Interest expense				(37)
Net foreign exchange gains (losses)				(7)
Income (loss) before income taxes and income (loss) from operating affiliates				1,503
Income tax (expense) benefit				(215)
Income (loss) from operating affiliates				62
Net income (loss) available to Arch				1,350
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,340

Underwriting Ratios
Loss ratio	59.0%	51.6%	(0.5)%	51.4%
Acquisition expense ratio	19.6%	19.8%	0.7%	18.4%
Other operating expense ratio (4)	14.8%	4.7%	13.3%	10.0%
Combined ratio	93.4%	76.1%	13.5%	79.8%

Net premiums written to gross premiums written	76.1%	69.1%	83.0%	73.3%

Total investable assets				$46,746
Total assets				79,185
Total liabilities				55,466

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 period includes ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	September 30, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,341	$2,763	$339	$5,440
Premiums ceded (1)	(521)	(818)	(57)	(1,393)
Net premiums written	1,820	1,945	282	4,047
Change in unearned premiums	(55)	(53)	31	(77)
Net premiums earned	1,765	1,892	313	3,970
Other underwriting income	—	2	3	5
Losses and loss adjustment expenses	(1,087)	(1,317)	1	(2,403)
Acquisition expenses	(308)	(374)	1	(681)
Other operating expenses	(250)	(54)	(49)	(353)
Underwriting income (loss)	$120	$149	$269	538

Net investment income				399
Net realized gains (losses)				169
Equity in net income of investments accounted for using the equity method				171
Other income (loss)				8
Corporate expenses (2)				(19)
Transaction costs and other (2)				(30)
Amortization of intangible assets				(88)
Interest expense				(35)
Net foreign exchange gains (losses)				(63)
Income (loss) before income taxes and income (loss) from operating affiliates				1,050
Income tax (expense) benefit				(98)
Income (loss) from operating affiliates				36
Net income (loss) available to Arch				988
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$978

Underwriting Ratios
Loss ratio	61.6%	69.6%	(0.4)%	60.5%
Acquisition expense ratio	17.4%	19.8%	(0.4)%	17.2%
Other operating expense ratio	14.1%	2.9%	15.6%	8.9%
Combined ratio	93.1%	92.3%	14.8%	86.6%

Net premiums written to gross premiums written	77.7%	70.4%	83.2%	74.4%

Total investable assets				$42,751
Total assets				73,656
Total liabilities				51,382
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Nine Months Ended
	September 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$7,893	$9,205	$979	$18,069
Premiums ceded (1)	(1,971)	(3,093)	(186)	(5,242)
Net premiums written	5,922	6,112	793	12,827
Change in unearned premiums	(124)	18	89	(17)
Net premiums earned	5,798	6,130	882	12,810
Other underwriting income (2)	25	123	17	165
Losses and loss adjustment expenses	(3,568)	(3,524)	2	(7,090)
Acquisition expenses	(1,116)	(1,251)	(7)	(2,374)
Other operating expenses	(883)	(378)	(144)	(1,405)
Underwriting income (loss)	$256	$1,100	$750	2,106

Net investment income				1,191
Net realized gains (losses)				442
Equity in net income of investments accounted for using the equity method				349
Other income (loss)				38
Corporate expenses (3)				(107)
Transaction costs and other (3)				(49)
Amortization of intangible assets				(146)
Interest expense				(110)
Net foreign exchange gains (losses)				(122)
Income (loss) before income taxes and income (loss) from operating affiliates				3,592
Income tax (expense) benefit				(550)
Income (loss) from operating affiliates				119
Net income (loss) available to Arch				3,161
Preferred dividends				(30)
Net income (loss) available to Arch common shareholders				$3,131

Underwriting Ratios
Loss ratio	61.5%	57.5%	(0.2)%	55.4%
Acquisition expense ratio	19.3%	20.4%	0.8%	18.5%
Other operating expense ratio (4)	14.8%	4.2%	14.3%	9.7%
Combined ratio	95.6%	82.1%	14.9%	83.6%

Net premiums written to gross premiums written	75.0%	66.4%	81.0%	71.0%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ for the 2025 period includes ‘Other underwriting income.’

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Nine Months Ended
	September 30, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$6,569	$9,171	$1,020	$16,755
Premiums ceded (1)	(1,649)	(3,013)	(185)	(4,842)
Net premiums written	4,920	6,158	835	11,913
Change in unearned premiums	(226)	(820)	90	(956)
Net premiums earned	4,694	5,338	925	10,957
Other underwriting income	—	5	15	20
Losses and loss adjustment expenses	(2,789)	(3,206)	37	(5,958)
Acquisition expenses	(872)	(1,050)	1	(1,921)
Other operating expenses	(718)	(193)	(151)	(1,062)
Underwriting income (loss)	$315	$894	$827	2,036

Net investment income				1,090
Net realized gains (losses)				358
Equity in net income of investments accounted for using the equity method				437
Other income (loss)				30
Corporate expenses (2)				(88)
Transaction costs and other (2)				(55)
Amortization of intangible assets				(136)
Interest expense				(104)
Net foreign exchange gains (losses)				(31)
Income (loss) before income taxes and income (loss) from operating affiliates				3,537
Income tax (expense) benefit				(296)
Income (loss) from operating affiliates				136
Net income (loss) available to Arch				3,377
Preferred dividends				(30)
Net income (loss) available to Arch common shareholders				$3,347

Underwriting Ratios
Loss ratio	59.4%	60.1%	(4.0)%	54.4%
Acquisition expense ratio	18.6%	19.7%	(0.1)%	17.5%
Other operating expense ratio	15.3%	3.6%	16.3%	9.7%
Combined ratio	93.3%	83.4%	12.2%	81.6%

Net premiums written to gross premiums written	74.9%	67.1%	81.9%	71.1%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Gross premiums written	$2,567	$2,681	$2,645	$2,484	$2,341	$7,893	$6,569
Premiums ceded	(614)	(645)	(712)	(530)	(521)	(1,971)	(1,649)
Net premiums written	1,953	2,036	1,933	1,954	1,820	5,922	4,920
Change in unearned premiums	16	(67)	(73)	(21)	(55)	(124)	(226)
Net premiums earned	1,969	1,969	1,860	1,933	1,765	5,798	4,694
Other underwriting income (1)	9	13	3	—	—	25	—
Losses and loss adjustment expenses	(1,162)	(1,178)	(1,228)	(1,281)	(1,087)	(3,568)	(2,789)
Acquisition expenses	(386)	(387)	(343)	(345)	(308)	(1,116)	(872)
Other operating expenses	(301)	(288)	(294)	(277)	(250)	(883)	(718)
Underwriting income (loss)	$129	$129	$(2)	$30	$120	$256	$315

Underwriting Ratios
Loss ratio	59.0%	59.8%	66.0%	66.3%	61.6%	61.5%	59.4%
Acquisition expense ratio	19.6%	19.6%	18.5%	17.9%	17.4%	19.3%	18.6%
Other operating expense ratio (2)	14.8%	14.0%	15.6%	14.3%	14.1%	14.8%	15.3%
Combined ratio	93.4%	93.4%	100.1%	98.5%	93.1%	95.6%	93.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.2%	2.9%	9.5%	8.3%	4.9%	4.8%	3.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.1)%	(0.5)%	(0.1)%	(0.7)%	(0.2)%	(0.5)%
Combined ratio excluding catastrophic activity and prior year development (3)	91.3%	90.6%	91.1%	90.3%	88.9%	91.0%	90.8%

Net premiums written to gross premiums written	76.1%	75.9%	73.1%	78.7%	77.7%	75.0%	74.9%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2025		2025		2025		2024		2024		2025		2024
Net Premiums Written by Line of Business
North America
Property and short-tail specialty	$339	17.4%	$369	18.1%	$348	18.0%	$364	18.6%	$296	16.3%	$1,056	17.8%	$856	17.4%
Other liability - occurrence	297	15.2%	366	18.0%	330	17.1%	342	17.5%	253	13.9%	993	16.8%	660	13.4%
Other liability - claims made	209	10.7%	206	10.1%	149	7.7%	215	11.0%	228	12.5%	564	9.5%	643	13.1%
Commercial multi-peril	194	9.9%	205	10.1%	198	10.2%	195	10.0%	163	9.0%	597	10.1%	266	5.4%
Workers compensation	151	7.7%	130	6.4%	153	7.9%	153	7.8%	147	8.1%	434	7.3%	402	8.2%
Commercial automobile	150	7.7%	165	8.1%	161	8.3%	116	5.9%	134	7.4%	476	8.0%	369	7.5%
Other	86	4.4%	89	4.4%	76	3.9%	63	3.2%	81	4.5%	251	4.2%	225	4.6%
Total North America	$1,426	73.0%	$1,530	75.1%	$1,415	73.2%	$1,448	74.1%	$1,302	71.5%	$4,371	73.8%	$3,421	69.5%

International
Property and short-tail specialty	$287	14.7%	$299	14.7%	$274	14.2%	$263	13.5%	$287	15.8%	$860	14.5%	$830	16.9%
Casualty and other	240	12.3%	207	10.2%	244	12.6%	243	12.4%	231	12.7%	691	11.7%	669	13.6%
Total International	$527	27.0%	$506	24.9%	$518	26.8%	$506	25.9%	$518	28.5%	$1,551	26.2%	$1,499	30.5%
Total	$1,953	100.0%	$2,036	100.0%	$1,933	100.0%	$1,954	100.0%	$1,820	100.0%	$5,922	100.0%	$4,920	100.0%

Net Premiums Earned by Line of Business
North America
Property and short-tail specialty	$339	17.2%	$363	18.4%	$333	17.9%	$332	17.2%	$306	17.3%	$1,035	17.9%	$833	17.7%
Other liability - occurrence	329	16.7%	338	17.2%	329	17.7%	327	16.9%	265	15.0%	996	17.2%	615	13.1%
Other liability - claims made	205	10.4%	186	9.4%	192	10.3%	210	10.9%	213	12.1%	583	10.1%	633	13.5%
Commercial multi-peril	195	9.9%	203	10.3%	201	10.8%	189	9.8%	146	8.3%	599	10.3%	246	5.2%
Workers compensation	160	8.1%	147	7.5%	131	7.0%	155	8.0%	135	7.6%	438	7.6%	394	8.4%
Commercial automobile	143	7.3%	147	7.5%	145	7.8%	130	6.7%	122	6.9%	435	7.5%	329	7.0%
Other	70	3.6%	71	3.6%	72	3.9%	74	3.8%	79	4.5%	213	3.7%	235	5.0%
Total North America	$1,441	73.2%	$1,455	73.9%	$1,403	75.4%	$1,417	73.3%	$1,266	71.7%	$4,299	74.1%	$3,285	70.0%

International
Property and short-tail specialty	$296	15.0%	$282	14.3%	$243	13.1%	$294	15.2%	$283	16.0%	$821	14.2%	$779	16.6%
Casualty and other	232	11.8%	232	11.8%	214	11.5%	222	11.5%	216	12.2%	678	11.7%	630	13.4%
Total International	$528	26.8%	$514	26.1%	$457	24.6%	$516	26.7%	$499	28.3%	$1,499	25.9%	$1,409	30.0%
Total	$1,969	100.0%	$1,969	100.0%	$1,860	100.0%	$1,933	100.0%	$1,765	100.0%	$5,798	100.0%	$4,694	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Gross premiums written	$2,515	$3,196	$3,494	$1,941	$2,763	$9,205	$9,171
Premiums ceded	(778)	(1,137)	(1,178)	(353)	(818)	(3,093)	(3,013)
Net premiums written	1,737	2,059	2,316	1,588	1,945	6,112	6,158
Change in unearned premiums	278	28	(288)	316	(53)	18	(820)
Net premiums earned	2,015	2,087	2,028	1,904	1,892	6,130	5,338
Other underwriting income (1)	38	46	39	4	2	123	5
Losses and loss adjustment expenses	(1,040)	(1,128)	(1,356)	(1,121)	(1,317)	(3,524)	(3,206)
Acquisition expenses	(398)	(436)	(417)	(382)	(374)	(1,251)	(1,050)
Other operating expenses	(133)	(118)	(127)	(77)	(54)	(378)	(193)
Underwriting income (loss)	$482	$451	$167	$328	$149	$1,100	$894

Underwriting Ratios
Loss ratio	51.6%	54.1%	66.9%	58.9%	69.6%	57.5%	60.1%
Acquisition expense ratio	19.8%	20.9%	20.6%	20.0%	19.8%	20.4%	19.7%
Other operating expense ratio (2)	4.7%	3.5%	4.3%	4.1%	2.9%	4.2%	3.6%
Combined ratio	76.1%	78.5%	91.8%	83.0%	92.3%	82.1%	83.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.5%	4.6%	18.3%	12.2%	19.3%	8.1%	10.5%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.2)%	(3.3)%	(4.5)%	(4.0)%	(1.9)%	(3.3)%	(2.0)%
Combined ratio excluding catastrophic activity and prior year development (3)	76.8%	77.2%	78.0%	74.8%	74.9%	77.3%	74.9%

Net premiums written to gross premiums written	69.1%	64.4%	66.3%	81.8%	70.4%	66.4%	67.1%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2025		2025		2025		2024		2024		2025		2024
Net Premiums Written by Line of Business
Specialty	$633	36.4%	$729	35.4%	$594	25.6%	$701	44.1%	$769	39.5%	$1,956	32.0%	$2,148	34.9%
Property excluding property catastrophe	557	32.1%	430	20.9%	581	25.1%	441	27.8%	671	34.5%	1,568	25.7%	1,823	29.6%
Casualty	399	23.0%	308	15.0%	499	21.5%	279	17.6%	339	17.4%	1,206	19.7%	943	15.3%
Property catastrophe	64	3.7%	484	23.5%	477	20.6%	84	5.3%	52	2.7%	1,025	16.8%	874	14.2%
Marine and aviation	60	3.5%	68	3.3%	121	5.2%	43	2.7%	69	3.5%	249	4.1%	257	4.2%
Other	24	1.4%	40	1.9%	44	1.9%	40	2.5%	45	2.3%	108	1.8%	113	1.8%
Total	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$1,945	100.0%	$6,112	100.0%	$6,158	100.0%

Net Premiums Earned by Line of Business
Specialty	$719	35.7%	$760	36.4%	$727	35.8%	$685	36.0%	$688	36.4%	$2,206	36.0%	$1,934	36.2%
Property excluding property catastrophe	581	28.8%	587	28.1%	548	27.0%	602	31.6%	540	28.5%	1,716	28.0%	1,546	29.0%
Casualty	360	17.9%	355	17.0%	325	16.0%	290	15.2%	282	14.9%	1,040	17.0%	798	14.9%
Property catastrophe	253	12.6%	260	12.5%	306	15.1%	223	11.7%	256	13.5%	819	13.4%	736	13.8%
Marine and aviation	77	3.8%	82	3.9%	80	3.9%	62	3.3%	80	4.2%	239	3.9%	214	4.0%
Other	25	1.2%	43	2.1%	42	2.1%	42	2.2%	46	2.4%	110	1.8%	110	2.1%
Total	$2,015	100.0%	$2,087	100.0%	$2,028	100.0%	$1,904	100.0%	$1,892	100.0%	$6,130	100.0%	$5,338	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$761	43.8%	$1,060	51.5%	$1,154	49.8%	$672	42.3%	$671	34.5%	$2,975	48.7%	$2,753	44.7%
United States	488	28.1%	447	21.7%	477	20.6%	478	30.1%	744	38.3%	1,412	23.1%	1,657	26.9%
Europe and other	488	28.1%	552	26.8%	685	29.6%	438	27.6%	530	27.2%	1,725	28.2%	1,748	28.4%
Total	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%	$1,588	100.0%	$1,945	100.0%	$6,112	100.0%	$6,158	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Gross premiums written	$330	$323	$326	$331	$339	$979	$1,020
Premiums ceded	(56)	(70)	(60)	(54)	(57)	(186)	(185)
Net premiums written	274	253	266	277	282	793	835
Change in unearned premiums	27	28	34	29	31	89	90
Net premiums earned	301	281	300	306	313	882	925
Other underwriting income (1)	3	3	11	2	3	17	15
Losses and loss adjustment expenses	2	3	(3)	18	1	2	37
Acquisition expenses	(2)	(1)	(4)	(3)	1	(7)	1
Other operating expenses	(44)	(48)	(52)	(56)	(49)	(144)	(151)
Underwriting income	$260	$238	$252	$267	$269	$750	$827

Underwriting Ratios
Loss ratio	(0.5)%	(1.2)%	1.1%	(5.9)%	(0.4)%	(0.2)%	(4.0)%
Acquisition expense ratio	0.7%	0.4%	1.3%	1.0%	(0.4)%	0.8%	(0.1)%
Other operating expense ratio (2)	13.3%	16.0%	13.7%	18.3%	15.6%	14.3%	16.3%
Combined ratio	13.5%	15.2%	16.1%	13.4%	14.8%	14.9%	12.2%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(19.2)%	(24.1)%	(21.8)%	(22.3)%	(22.8)%	(21.7)%	(25.8)%
Combined ratio excluding prior year development (3)	32.7%	39.3%	37.9%	35.7%	37.6%	36.6%	38.0%

Net premiums written to gross premiums written	83.0%	78.3%	81.6%	83.7%	83.2%	81.0%	81.9%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ for the 2025 periods include ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2025		2025		2025		2024		2024		2025		2024
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$197	71.9%	$184	72.7%	$203	76.3%	$208	75.1%	$209	74.1%	$584	73.6%	$612	73.3%
U.S. credit risk transfer (CRT) and other	55	20.1%	51	20.2%	50	18.8%	51	18.4%	54	19.1%	156	19.7%	161	19.3%
International mortgage insurance/reinsurance	22	8.0%	18	7.1%	13	4.9%	18	6.5%	19	6.7%	53	6.7%	62	7.4%
Total	$274	100.0%	$253	100.0%	$266	100.0%	$277	100.0%	$282	100.0%	$793	100.0%	$835	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$204	67.8%	$188	66.9%	$209	69.7%	$215	70.3%	$215	68.7%	$601	68.1%	$630	68.1%
U.S. credit risk transfer (CRT) and other	55	18.3%	51	18.1%	50	16.7%	51	16.7%	55	17.6%	156	17.7%	162	17.5%
International mortgage insurance/reinsurance	42	14.0%	42	14.9%	41	13.7%	40	13.1%	43	13.7%	125	14.2%	133	14.4%
Total	$301	100.0%	$281	100.0%	$300	100.0%	$306	100.0%	$313	100.0%	$882	100.0%	$925	100.0%

Net Premiums Written by Underwriting Location
United States	$197	71.9%	$184	72.7%	$203	76.3%	$208	75.1%	$210	74.5%	$584	73.6%	$615	73.7%
Other	77	28.1%	69	27.3%	63	23.7%	69	24.9%	72	25.5%	209	26.4%	220	26.3%
Total	$274	100.0%	$253	100.0%	$266	100.0%	$277	100.0%	$282	100.0%	$793	100.0%	$835	100.0%

(U.S. Dollars in millions)
	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$286,785	57.9%	$286,410	57.7%	$287,768	58.2%	$290,435	58.0%	$292,313	57.2%
U.S. credit risk transfer (CRT) and other	141,889	28.7%	145,883	29.4%	144,517	29.2%	145,892	29.1%	148,417	29.0%
International mortgage insurance/reinsurance	66,277	13.4%	64,374	13.0%	62,487	12.6%	64,822	12.9%	70,380	13.8%
Total	$494,951	100.0%	$496,667	100.0%	$494,772	100.0%	$501,149	100.0%	$511,110	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$74,952	84.9%	$74,948	85.1%	$75,300	85.5%	$76,034	85.3%	$76,448	84.6%
U.S. credit risk transfer and other	5,688	6.4%	5,892	6.7%	5,842	6.6%	5,876	6.6%	6,011	6.7%
International mortgage insurance/reinsurance	7,633	8.6%	7,221	8.2%	6,896	7.8%	7,215	8.1%	7,887	8.7%
Total	$88,273	100.0%	$88,061	100.0%	$88,038	100.0%	$89,125	100.0%	$90,346	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
Total RIF by credit quality:
>=740	$47,575	63.5%	$47,261	63.1%	$47,130	62.6%	$47,360	62.3%	$47,414	62.0%
680-739	23,638	31.5%	23,880	31.9%	24,274	32.2%	24,688	32.5%	24,974	32.7%
620-679	3,419	4.6%	3,479	4.6%	3,558	4.7%	3,638	4.8%	3,701	4.8%
<620	320	0.4%	328	0.4%	338	0.4%	348	0.5%	359	0.5%
Total	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%
Weighted average credit score	749		749		748		748		748
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,362	9.8%	$7,361	9.8%	$7,383	9.8%	$7,420	9.8%	$7,415	9.7%
90.01% to 95.00%	44,720	59.7%	44,711	59.7%	44,901	59.6%	45,311	59.6%	45,509	59.5%
85.01% to 90.00%	20,251	27.0%	20,293	27.1%	20,420	27.1%	20,637	27.1%	20,746	27.1%
85.00% and below	2,619	3.5%	2,583	3.4%	2,596	3.4%	2,666	3.5%	2,778	3.6%
Total	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.2%		93.1%
Total RIF by State:
California	$5,892	7.9%	$5,894	7.9%	$5,909	7.8%	$5,989	7.9%	$6,052	7.9%
Texas	5,393	7.2%	5,432	7.2%	5,506	7.3%	5,613	7.4%	5,699	7.5%
North Carolina	3,358	4.5%	3,347	4.5%	3,340	4.4%	3,355	4.4%	3,353	4.4%
Minnesota	3,137	4.2%	3,147	4.2%	3,085	4.1%	3,108	4.1%	3,111	4.1%
Illinois	3,046	4.1%	3,033	4.0%	3,025	4.0%	3,056	4.0%	3,085	4.0%
Georgia	3,043	4.1%	3,063	4.1%	3,104	4.1%	3,143	4.1%	3,145	4.1%
Massachusetts	2,829	3.8%	2,841	3.8%	2,853	3.8%	2,885	3.8%	2,896	3.8%
Michigan	2,822	3.8%	2,816	3.8%	2,838	3.8%	2,855	3.8%	2,876	3.8%
Ohio	2,697	3.6%	2,702	3.6%	2,701	3.6%	2,716	3.6%	2,717	3.6%
Florida	2,690	3.6%	2,714	3.6%	2,758	3.7%	2,824	3.7%	2,880	3.8%
Other	40,045	53.4%	39,959	53.3%	40,181	53.4%	40,490	53.3%	40,634	53.2%
Total	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%	$76,034	100.0%	$76,448	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.1%		26.2%		26.2%		26.2%		26.2%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$60,662		$60,436		$60,226		$60,085		$60,421
Analysts’ persistency (2)	82.3%		81.9%		81.9%		82.1%		82.9%
Risk-to-capital ratio -- Arch MI U.S. (3)	7.9:1		8.3:1		7.8:1		7.8:1		7.3:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	176%		168%		186%		186%		205%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for September 30, 2025).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of September 30, 2025, the changes would have reduced the available assets by 5% and resulted in a pro-forma PMIERs Sufficiency Ratio of 172%.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024
Total new insurance written (NIW) (1)	$12,965		$12,254		$9,190		$11,818		$13,526

Total NIW by credit quality:
>=740	$9,850	76.0%	$9,411	76.8%	$6,835	74.4%	$8,495	71.9%	$9,438	69.8%
680-739	2,753	21.2%	2,527	20.6%	2,103	22.9%	2,920	24.7%	3,584	26.5%
620-679	359	2.8%	313	2.6%	249	2.7%	401	3.4%	502	3.7%
<620	3	0.0%	3	0.0%	3	0.0%	2	0.0%	2	0.0%
Total	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%

Total NIW by LTV:
95.01% and above	$1,038	8.0%	$814	6.6%	$756	8.2%	$919	7.8%	$1,089	8.1%
90.01% to 95.00%	5,668	43.7%	5,632	46.0%	4,374	47.6%	5,743	48.6%	6,620	48.9%
85.01% to 90.00%	4,323	33.3%	3,945	32.2%	2,920	31.8%	3,771	31.9%	4,293	31.7%
85.00% and below	1,936	14.9%	1,863	15.2%	1,140	12.4%	1,385	11.7%	1,524	11.3%
Total	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%

Total NIW monthly vs. single:
Monthly	$12,267	94.6%	$11,779	96.1%	$8,497	92.5%	$11,328	95.9%	$12,581	93.0%
Single	698	5.4%	475	3.9%	693	7.5%	490	4.1%	945	7.0%
Total	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%

Total NIW purchase vs. refinance:
Purchase	$12,319	95.0%	$11,633	94.9%	$8,795	95.7%	$11,020	93.2%	$13,177	97.4%
Refinance	646	5.0%	621	5.1%	395	4.3%	798	6.8%	349	2.6%
Total	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%	$11,818	100.0%	$13,526	100.0%

Ending number of policies in force (PIF) (2)	1,067,147		1,073,477		1,085,927		1,100,653		1,114,251

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,762		21,299		22,982		21,878		20,422
Plus: new notices	12,168		10,856		11,529		12,738		12,613
Less: cures	(10,715)		(11,085)		(12,920)		(11,264)		(10,819)
Less: paid claims	(394)		(308)		(292)		(370)		(338)
Ending delinquent number of loans (2)	21,821		20,762		21,299		22,982		21,878

Ending percentage of loans in default (2)	2.04%		1.93%		1.96%		2.09%		1.96%

Losses:
Number of claims paid	394		308		292		370		338
Total paid claims (in thousands)	$12,934		$12,703		$11,950		$12,679		$12,874
Average paid per claim (in thousands)	$32.8		$41.2		$40.9		$34.3		$38.1
Severity (3)	73.2%		75.3%		76.8%		77.7%		71.9%

Average case reserve per default (in thousands)	$16.1		$16.8		$16.7		$15.3		$15.9
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	September 30, 2025						December 31, 2024
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2015 and prior	27.6%	$16,567	5.8%	$4,221	5.6%	5.34%	36.1%	$18,329	6.3%	$4,670	6.1%	5.85%
2016	2.4%	3,484	1.2%	870	1.2%	3.41%	3.4%	5,240	1.8%	1,371	1.8%	3.23%
2017	4.2%	4,553	1.6%	1,212	1.6%	3.51%	4.7%	5,554	1.9%	1,489	2.0%	3.52%
2018	6.4%	6,062	2.1%	1,579	2.1%	4.18%	7.0%	7,081	2.4%	1,843	2.4%	4.31%
2019	7.5%	11,092	3.9%	2,911	3.9%	2.90%	7.6%	12,919	4.4%	3,386	4.5%	2.85%
2020	11.7%	33,095	11.5%	9,049	12.1%	1.65%	10.9%	39,426	13.6%	10,718	14.1%	1.52%
2021	16.3%	52,827	18.4%	14,425	19.2%	1.73%	14.2%	62,382	21.5%	16,620	21.9%	1.52%
2022	13.8%	51,437	17.9%	13,712	18.3%	1.72%	10.8%	57,175	19.7%	15,113	19.9%	1.51%
2023	6.5%	33,165	11.6%	8,548	11.4%	1.51%	4.4%	36,827	12.7%	9,479	12.5%	1.12%
2024	3.7%	41,681	14.5%	10,418	13.9%	0.85%	0.9%	45,502	15.7%	11,345	14.9%	0.30%
2025	0.2%	32,822	11.4%	8,007	10.7%	0.12%
Total	100.0%	$286,785	100.0%	$74,952	100.0%	2.04%	100.0%	$290,435	100.0%	$76,034	100.0%	2.09%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $322.1 million at September 30, 2025, compared to $332.6 million at December 31, 2024.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Gross premiums written	$5,410	$6,196	$6,463	$4,756	$5,440	$18,069	$16,755
Premiums ceded	(1,446)	(1,848)	(1,948)	(937)	(1,393)	(5,242)	(4,842)
Net premiums written	3,964	4,348	4,515	3,819	4,047	12,827	11,913
Change in unearned premiums	321	(11)	(327)	324	(77)	(17)	(956)
Net premiums earned	4,285	4,337	4,188	4,143	3,970	12,810	10,957
Other underwriting income	50	62	53	6	5	165	20
Losses and loss adjustment expenses	(2,200)	(2,303)	(2,587)	(2,384)	(2,403)	(7,090)	(5,958)
Acquisition expenses	(786)	(824)	(764)	(730)	(681)	(2,374)	(1,921)
Other operating expenses	(478)	(454)	(473)	(410)	(353)	(1,405)	(1,062)
Underwriting income (loss) (1)	$871	$818	$417	$625	$538	$2,106	$2,036

Underwriting Ratios
Loss ratio	51.4%	53.1%	61.8%	57.5%	60.5%	55.4%	54.4%
Acquisition expense ratio	18.4%	19.0%	18.3%	17.6%	17.2%	18.5%	17.5%
Other operating expense ratio	10.0%	9.1%	10.0%	9.9%	8.9%	9.7%	9.7%
Combined ratio	79.8%	81.2%	90.1%	85.0%	86.6%	83.6%	81.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.7%	3.5%	13.1%	9.5%	11.3%	6.0%	6.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.4)%	(3.2)%	(4.0)%	(3.5)%	(3.0)%	(3.2)%	(3.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.5%	80.9%	81.0%	79.0%	78.3%	80.8%	78.6%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,569	$1,744	$1,761	$1,554	$1,329	$5,074	$3,519
Change in unpaid losses and loss adjustment expenses	631	559	826	830	1,074	2,016	2,439
Total losses and loss adjustment expenses	$2,200	$2,303	$2,587	$2,384	$2,403	$7,090	$5,958

Net premiums written to gross premiums written	73.3%	70.2%	69.9%	80.3%	74.4%	71.0%	71.1%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(2)	$(2)	$(10)	$(2)	$(12)	$(14)	$(23)
Reinsurance	(44)	(69)	(92)	(76)	(36)	(205)	(108)
Mortgage	(57)	(68)	(65)	(68)	(71)	(190)	(238)
Total	$(103)	$(139)	$(167)	$(146)	$(119)	$(409)	$(369)
Impact on losses and loss adjustment expenses:
Insurance	$(14)	$(8)	$(17)	$(6)	$(16)	$(39)	$(31)
Reinsurance	(53)	(81)	(119)	(73)	(41)	(253)	(115)
Mortgage	(54)	(64)	(61)	(62)	(64)	(179)	(220)
Total	$(121)	$(153)	$(197)	$(141)	$(121)	$(471)	$(366)
Impact on acquisition expenses:
Insurance	$12	$6	$7	$4	$4	$25	$8
Reinsurance	9	12	27	(3)	5	48	7
Mortgage	(3)	(4)	(4)	(6)	(7)	(11)	(18)
Total	$18	$14	$30	$(5)	$2	$62	$(3)
Impact on combined ratio:
Insurance	(0.1)%	(0.1)%	(0.5)%	(0.1)%	(0.7)%	(0.2)%	(0.5)%
Reinsurance	(2.2)%	(3.3)%	(4.5)%	(4.0)%	(1.9)%	(3.3)%	(2.0)%
Mortgage	(19.2)%	(24.1)%	(21.8)%	(22.3)%	(22.8)%	(21.7)%	(25.8)%
Total	(2.4)%	(3.2)%	(4.0)%	(3.5)%	(3.0)%	(3.2)%	(3.4)%
Impact on loss ratio:
Insurance	(0.7)%	(0.4)%	(0.9)%	(0.3)%	(0.9)%	(0.7)%	(0.6)%
Reinsurance	(2.6)%	(3.9)%	(5.9)%	(3.8)%	(2.2)%	(4.1)%	(2.2)%
Mortgage	(18.1)%	(22.8)%	(20.4)%	(20.2)%	(20.5)%	(20.4)%	(23.9)%
Total	(2.8)%	(3.5)%	(4.7)%	(3.4)%	(3.1)%	(3.7)%	(3.3)%
Impact on acquisition expense ratio:
Insurance	0.6%	0.3%	0.4%	0.2%	0.2%	0.5%	0.1%
Reinsurance	0.4%	0.6%	1.4%	(0.2)%	0.3%	0.8%	0.2%
Mortgage	(1.1)%	(1.3)%	(1.4)%	(2.1)%	(2.3)%	(1.3)%	(1.9)%
Total	0.4%	0.3%	0.7%	(0.1)%	0.1%	0.5%	(0.1)%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$43	$58	$177	$161	$86	$278	$143
Reinsurance	29	96	370	232	364	495	561
Total	$72	$154	$547	$393	$450	$773	$704
Impact on combined ratio:
Insurance	2.2%	2.9%	9.5%	8.3%	4.9%	4.8%	3.0%
Reinsurance	1.5%	4.6%	18.3%	12.2%	19.3%	8.1%	10.5%
Total	1.7%	3.5%	13.1%	9.5%	11.3%	6.0%	6.4%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2025		2025		2025		2024		2024
Investable assets:
Fixed maturities available for sale, at fair value	$31,908	68.3%	$30,332	67.5%	$28,798	66.9%	$27,035	65.3%	$28,434	66.5%
Fixed maturities—fair value option (1)	1,050	2.2%	1,009	2.2%	913	2.1%	854	2.1%	1,097	2.6%
Total fixed maturities	32,958	70.5%	31,341	69.7%	29,711	69.0%	27,889	67.4%	29,531	69.1%

Equity securities, at fair value	1,805	3.9%	1,715	3.8%	1,618	3.8%	1,675	4.0%	1,623	3.8%
Equity securities—fair value option (1)	5	0.0%	5	0.0%	5	0.0%	7	0.0%	7	0.0%
Total equity securities	1,810	3.9%	1,720	3.8%	1,623	3.8%	1,682	4.1%	1,630	3.8%

Other investments—fair value option (1)	1,911	4.1%	1,810	4.0%	1,866	4.3%	2,135	5.2%	2,096	4.9%

Investments accounted for using the equity method (2)	6,232	13.3%	6,566	14.6%	6,340	14.7%	5,980	14.4%	5,244	12.3%

Short-term investments available for sale, at fair value	2,351	5.0%	2,788	6.2%	2,477	5.8%	2,784	6.7%	3,341	7.8%
Short-term investments—fair value option (1)	61	0.1%	68	0.2%	104	0.2%	70	0.2%	61	0.1%
Total short-term investments	2,412	5.2%	2,856	6.4%	2,581	6.0%	2,854	6.9%	3,402	8.0%

Cash	1,063	2.3%	983	2.2%	1,187	2.8%	979	2.4%	1,025	2.4%

Securities transactions entered into but not settled at the balance sheet date	360	0.8%	(338)	(0.8)%	(254)	(0.6)%	(131)	(0.3)%	(177)	(0.4)%
Total investable assets held by the Company	$46,746	100.0%	$44,938	100.0%	$43,054	100.0%	$41,388	100.0%	$42,751	100.0%

Average effective duration of fixed maturities (in years) (3)	3.24		3.48		3.32		3.31		3.14
Average S&P/Moody’s credit ratings (4)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)     During the 2024 fourth quarter, the Company changed its presentation from a total portfolio duration to a duration on fixed maturities and short-term investments.
(4)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Composition of pre-tax net investment income:
Fixed maturities	$379	$360	$342	$340	$340	$1,081	$926
Short-term investments	25	24	26	42	38	75	102
Equity securities (dividends)	10	10	11	13	9	31	27
Other (1)	19	35	28	33	35	82	103
Gross investment income	433	429	407	428	422	1,269	1,158
Investment expenses	(25)	(24)	(29)	(23)	(23)	(78)	(68)
Pre-tax net investment income	$408	$405	$378	$405	$399	$1,191	$1,090
Per share	$1.08	$1.07	$0.99	$1.06	$1.04	$3.14	$2.86

Pre-tax equity in net income of investments accounted for using the equity method	134	162	53	143	171	349	437
Per share	$0.36	$0.43	$0.14	$0.37	$0.45	$0.92	$1.15

Investment income yield, at amortized cost (2):
Pre-tax	4.07%	4.25%	4.16%	4.32%	4.40%	4.16%	4.29%
After-tax	3.32%	3.43%	3.35%	3.83%	3.88%	3.37%	3.77%

Total return on investments (3)	1.80%	3.09%	2.02%	(1.05)%	3.97%	7.07%	6.20%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2025
Corporates	$16,044	$301	$(173)	$128	$(14)	$15,930	100.7%	48.7%
U.S. government and government agencies	6,331	23	(31)	(8)	—	6,339	99.9%	19.2%
Non-U.S. government securities	3,245	59	(81)	(22)	(1)	3,268	99.3%	9.8%
Asset-backed securities	3,149	22	(19)	3	(6)	3,152	99.9%	9.6%
Residential mortgage-backed securities	2,766	30	(22)	8	—	2,758	100.3%	8.4%
Commercial mortgage-backed securities	1,249	10	(6)	4	—	1,245	100.3%	3.8%
Municipal bonds	174	—	(5)	(5)	—	179	97.2%	0.5%
Total	$32,958	$445	$(337)	$108	$(21)	$32,871	100.3%	100.0%

At December 31, 2024
Corporates	$13,319	$110	$(346)	$(236)	$(12)	$13,567	98.2%	47.8%
U.S. government and government agencies	6,724	8	(149)	(141)	—	6,865	97.9%	24.1%
Non-U.S. government securities	2,546	30	(107)	(77)	(1)	2,624	97.0%	9.1%
Asset-backed securities	2,900	19	(32)	(13)	(8)	2,921	99.3%	10.4%
Residential mortgage-backed securities	1,079	6	(31)	(25)	—	1,104	97.7%	3.9%
Commercial mortgage-backed securities	1,058	6	(11)	(5)	(1)	1,064	99.4%	3.8%
Municipal bonds	263	—	(16)	(16)	—	279	94.3%	0.9%
Total	$27,889	$179	$(692)	$(513)	$(22)	$28,424	98.1%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2025		2025		2025		2024		2024
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$8,409	25.5%	$8,355	26.7%	$7,827	26.3%	$7,498	26.9%	$6,725	22.8%
AAA	5,425	16.5%	4,745	15.1%	4,698	15.8%	4,330	15.5%	4,876	16.5%
AA	2,449	7.4%	2,491	7.9%	2,287	7.7%	2,285	8.2%	2,552	8.6%
A	6,904	20.9%	6,645	21.2%	5,931	20.0%	5,138	18.4%	5,664	19.2%
BBB	7,167	21.7%	6,673	21.3%	6,625	22.3%	6,467	23.2%	7,361	24.9%
BB	1,175	3.6%	1,110	3.5%	1,051	3.5%	978	3.5%	1,097	3.7%
B	685	2.1%	657	2.1%	605	2.0%	458	1.6%	534	1.8%
Lower than B	29	0.1%	30	0.1%	26	0.1%	28	0.1%	37	0.1%
Not rated	715	2.2%	635	2.0%	661	2.2%	707	2.5%	685	2.3%
Total fixed maturities, at fair value	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%	$29,531	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$570	1.7%	$518	1.7%	$533	1.8%	$486	1.7%	$506	1.7%
Due after one year through five years	17,379	52.7%	17,632	56.3%	16,570	55.8%	15,880	56.9%	16,255	55.0%
Due after five years through ten years	7,047	21.4%	6,350	20.3%	6,179	20.8%	5,993	21.5%	6,760	22.9%
Due after 10 years	798	2.4%	847	2.7%	656	2.2%	493	1.8%	562	1.9%
	25,794	78.3%	25,347	80.9%	23,938	80.6%	22,852	81.9%	24,083	81.6%
Residential mortgage-backed securities	2,766	8.4%	2,386	7.6%	1,755	5.9%	1,079	3.9%	1,313	4.4%
Commercial mortgage-backed securities	1,249	3.8%	838	2.7%	931	3.1%	1,058	3.8%	1,146	3.9%
Asset-backed securities	3,149	9.6%	2,770	8.8%	3,087	10.4%	2,900	10.4%	2,989	10.1%
Total fixed maturities, at fair value	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%	$27,889	100.0%	$29,531	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2025		2025		2025		2024		2024
Sector:
Industrials	$8,262	51.5%	$7,974	51.7%	$7,157	49.1%	$6,673	50.1%	$8,145	54.0%
Financials	6,251	39.0%	5,939	38.5%	5,881	40.3%	5,207	39.1%	5,208	34.5%
Utilities	1,225	7.6%	1,201	7.8%	1,039	7.1%	951	7.1%	1,237	8.2%
All other (1)	306	1.9%	303	2.0%	512	3.5%	488	3.7%	491	3.3%
Total	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%	$15,081	100.0%

Credit quality distribution (2):
AAA	$195	1.2%	$180	1.2%	$194	1.3%	$196	1.5%	$241	1.6%
AA	807	5.0%	953	6.2%	915	6.3%	918	6.9%	1,002	6.6%
A	5,882	36.7%	5,712	37.1%	5,092	34.9%	4,248	31.9%	4,771	31.6%
BBB	6,891	43.0%	6,392	41.5%	6,308	43.2%	6,119	45.9%	7,022	46.6%
BB	1,128	7.0%	1,054	6.8%	1,001	6.9%	900	6.8%	1,019	6.8%
B	676	4.2%	652	4.2%	604	4.1%	454	3.4%	529	3.5%
Lower than B	29	0.2%	30	0.2%	26	0.2%	28	0.2%	37	0.2%
Not rated	436	2.7%	444	2.9%	449	3.1%	456	3.4%	460	3.1%
Total	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%	$13,319	100.0%	$15,081	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2025:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
JPMorgan Chase & Co.	$415	2.6%	0.9%	A/A1
Morgan Stanley	400	2.5%	0.9%	A/A1
Bank of America Corporation	358	2.2%	0.8%	A-/A1
Wells Fargo & Company	291	1.8%	0.6%	BBB+/A1
The Goldman Sachs Group, Inc.	271	1.7%	0.6%	A-/A2
Citigroup Inc.	241	1.5%	0.5%	A-/A2
Philip Morris International Inc.	194	1.2%	0.4%	A-/A2
The Toronto-Dominion Bank	181	1.1%	0.4%	A-/A2
Blue Owl Capital Inc.	171	1.1%	0.4%	BBB-/Baa3
UBS Group AG	164	1.0%	0.4%	A-/A2
Total	$2,686	16.7%	5.7%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At September 30, 2025
Residential mortgage-backed securities	$2,071	$648	$2	$—	$—	$45	$2,766
Commercial mortgage-backed securities	6	751	221	47	146	78	1,249
Asset-backed securities	—	1,736	315	772	122	204	3,149
Total	$2,077	$3,135	$538	$819	$268	$327	$7,164

At December 31, 2024
Residential mortgage-backed securities	$769	$309	$—	$1	$—	$—	$1,079
Commercial mortgage-backed securities	7	556	193	63	147	92	1,058
Asset-backed securities	—	1,432	336	715	184	233	2,900
Total	$776	$2,297	$529	$779	$331	$325	$5,037

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Net income available to Arch common shareholders	$1,340	$1,227	$564	$925	$978	$3,131	$3,347
Net realized (gains) losses (1)	(210)	(229)	(3)	161	(169)	(442)	(358)
Equity in net (income) of investments accounted for using the equity method	(134)	(162)	(53)	(143)	(171)	(349)	(437)
Net foreign exchange (gains) losses	7	88	27	(106)	63	122	31
Transaction costs and other	21	18	10	26	30	49	55
Income tax expense (benefit) (2)	18	37	42	3	31	97	38
After-tax operating income available to Arch common shareholders	$1,042	$979	$587	$866	$762	$2,608	$2,676

Diluted per common share results:
Net income available to Arch common shareholders	$3.56	$3.23	$1.48	$2.42	$2.56	$8.26	$8.78
Net realized (gains) losses (1)	(0.56)	(0.60)	(0.01)	0.41	(0.44)	(1.17)	(0.94)
Equity in net (income) of investments accounted for using the equity method	(0.36)	(0.43)	(0.14)	(0.37)	(0.45)	(0.93)	(1.15)
Net foreign exchange (gains) losses	0.02	0.23	0.07	(0.28)	0.16	0.32	0.09
Transaction costs and other	0.06	0.05	0.03	0.07	0.08	0.14	0.15
Income tax expense (benefit) (2)	0.05	0.10	0.11	0.01	0.08	0.26	0.09
After-tax operating income available to Arch common shareholders	$2.77	$2.58	$1.54	$2.26	$1.99	$6.88	$7.02

Weighted average common shares and common share equivalents outstanding - diluted	376.1	379.9	381.9	382.8	382.3	379.1	381.3

Beginning common shareholders’ equity	$22,211	$20,715	$19,990	$21,444	$19,835	$19,990	$17,523
Ending common shareholders’ equity	22,889	22,211	20,715	19,990	21,444	22,889	21,444
Average common shareholders’ equity	$22,550	$21,463	$20,353	$20,717	$20,640	$21,440	$19,484

Annualized net income return on average common equity	23.8%	22.9%	11.1%	17.9%	19.0%	19.5%	22.9%
Annualized operating return on average common equity	18.5%	18.2%	11.5%	16.7%	14.8%	16.2%	18.3%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,503	$1,411	$678	$937	$1,050	$3,592	$3,537
Net realized (gains) losses	(210)	(229)	(3)	161	(169)	(442)	(358)
Equity in net (income) of investments accounted for using the equity method	(134)	(162)	(53)	(143)	(171)	(349)	(437)
Net foreign exchange (gains) losses	7	88	27	(106)	63	122	32
Transaction costs and other	21	18	10	26	30	49	55
Income (loss) from operating affiliates	62	40	17	64	36	119	136
Pre-tax operating income available to Arch (b)	1,249	1,166	676	939	839	3,091	2,965
Income tax (expense) benefit (a)	(197)	(177)	(79)	(63)	(67)	(453)	(259)
After-tax operating income available to Arch	1,052	989	597	876	772	2,638	2,706
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
After-tax operating income available to Arch common shareholders	$1,042	$979	$587	$866	$762	$2,608	$2,676

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.8%	15.2%	11.7%	6.7%	8.0%	14.7%	8.7%

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(22)	(22)	(22)	(22)	(23)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,728	$2,728	$2,728	$2,728	$2,727

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	22,889	22,211	20,715	19,990	21,444
Total shareholders’ equity available to Arch	$23,719	$23,041	$21,545	$20,820	$22,274

Total capital available to Arch	$26,447	$25,769	$24,273	$23,548	$25,001

Common shares outstanding, net of treasury shares (b)	367.3	375.4	375.6	376.4	376.2

Book value per common share (3) (a)/(b)	$62.32	$59.17	$55.15	$53.11	$57.00

Leverage ratios:
Senior notes/total capital available to Arch	10.3%	10.6%	11.2%	11.6%	10.9%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	10.3%	10.6%	11.2%	11.6%	10.9%
Preferred/total capital available to Arch	3.1%	3.2%	3.4%	3.5%	3.3%
Debt and preferred/total capital available to Arch	13.5%	13.8%	14.7%	15.1%	14.2%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025
Effect of share repurchases:
Aggregate cost of shares repurchased	$732.3	$163.2	$196.4	$24	$—	$6,985.1
Shares repurchased	8.2	1.9	2.2	0.3	—	446.1
Average price per share repurchased	$88.82	$87.94	$88.89	$89.63	$—	$15.66

Remaining share repurchase authorization (1)						$1,904.9
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions. On September 4, 2025, the Company increased its authorization for its existing share repurchase program by $2.0 billion.

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